Q4 2016 EARNINGS CALL PRESENTATION November 17, 2016 Dave Castagnola President and Chief Executive Officer Rick Weller Executive Vice President and Chief Financial Officer Information in this presentation should be read in conjunction with Wesco Aircraft’s earnings press release and tables for the fiscal 2016 fourth quarter.

Wesco Aircraft Proprietary Visit www.wescoair.com Disclaimer 2 Wesco Aircraft – Investor Relations This presentation contains forward-looking statements (including within the meaning of the Private Securities Litigation Reform Act of 1995) concerning Wesco Aircraft Holdings, Inc. (“Wesco Aircraft “ or the “Company”). These statements may discuss goals, intentions and expectations as to futur e plans, trends, events, results of operations or financial condition, or other wise, based on current beliefs of management, as well as assumptions made by, and information currently available to, management. In some cases, you can identify forward-looking statements by the use of forward-looking terms such as “assume,” “believe,” “continue,” “drive,” “expand,” “expect,” “forecast,” “goal,” “grow,” “improve,” “increase,” “outlook,” “project,” “sustain,” “target,” “will ,” or similar words, phrases or expressions. These forward-looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Factors that could cause actual results to differ materially from those in the for ward-looking statements include, but are not l imited to, the following: general economic and industry conditions; conditions in the credit markets; changes in military spending; risks unique to suppliers of equipment and services to the U.S. government; risks associated with the Company’s long-term, fixed-price agreements that have no guarantee of future sales volumes; risks associated with the loss of significant customers, a material reduction in purchase orders by significant customers, or the delay, scaling back or elimination of significant programs on which the Company relies; the Company’s ability to effectively compete in its industry; the Company’s ability to effectively manage its inventory; the Company’s suppliers’ ability to provide it with the products the Company sells in a timely manner, in adequate quantities and/or at a reasonable cost; the Company’s ability to maintain effective information technology systems; the Company’s ability to retain key personnel; risks associated with the Company’s international operations, including exposure to foreign currency movements; risks associated with assumptions the Company makes in connection with its critical accounting estimates (including goodwill) and legal proceedings; the Company’s dependence on third-party package delivery companies; fuel price risks; fluctuations in the Company’s financial results from period-to-period; environmental risks; risks related to the handling, transportation and storage of chemical products; risks related to the aerospace industry and the regulation thereof; risks related to the Company’s indebtedness; and other risks and uncertainties. The financial results for the fourth quarter and year-end of fiscal 2016 are preliminary and are subject to completion of the company’s analysis of the adequacy of its inventory excess and obsolete reserves. As a result, these amounts may differ by up to $3 mill ion from the amounts that will be reflected in the company’s final consolidated financial statements as of and for the quarter and year ended September 30, 2016. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the Company’s business, including those described in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other documents fi led from time to time with the Securities and Exchange Commission. All forward-looking statements included in this presentation (including information included or incorporated by refer ence herein) are based upon information available to the Company as of the date hereof, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. The Company utilizes and discusses Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Income from Operations, Adjusted Operating Margin, Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA), Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic Earnings Per Share (EPS), Adjusted Diluted EPS, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract, Free Cash Flow and Free Cash Flow Conversion which are non-GAAP measures its management uses to evaluate its business, because the Company believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that the Company does not believe are indicative of its core operating performance. The Company believes these metrics are used in the financial community, and the Company presents these metrics to enhance investors’ understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Income from Operations, Adjusted Operating Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract, Free Cash Flow and Free Cash Flow Conversion are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the Appendix for a reconciliation of Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Income from Operations, Adjusted Operating Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract, Free Cash Flow and Free Cash Flow Conversion to the most directly comparable financial measures calculated and presented in accordance with GAAP.

Restructured Wesco to reflect position as full-scale supply chain service provider Transformational activities delivered results at a better pace, providing improved foundation Faced with significant challenges at start of fiscal 2016 Soft ad-hoc market and significant currency impact on sales and margin Increased investment in working capital and resources to support business growth 3 Fiscal 2016 in Review Wesco Aircraft Proprietary Visit www.wescoair.com Fiscal 2016 – Year of Transformational Change Wesco Aircraft – Investor Relations Improved Performance – Building on Positives, Addressing Challenges

Fiscal 2016 Performance

Wesco Aircraft

Wesco Aircraft – Investor Relations

	FY16 Goal	FY16 Results
Net sales growth	**Low Single-Digit**	**1%***
Mix shift – softer ad-hoc market; improvement in large customer contracts Significant negative FX impact – $30M in full year; $12M in Q4		
SG&A expense reduction	**$25-30M**	**$32M**
Favorable FX impact of $6M		
Adjusted EBITDA margin improvement	**~100 bps**	**+50 bps****
Lower SG&A expenses partially offset by sales mix and FX Negative FX and increased new business investment affected margin by ~30 bps		
Free cash flow conversion	**>100%**	**113%****

Other items		
Interest expense, net	$35-38M	$37M
Capital expenditures	$12-15M	$14M
Effective tax rate	29-30%	27%

*Constant-currency basis - see appendix for reconciliation and information regarding non-GAAP measures.
** See appendix for reconciliation and information regarding non-GAAP adjustments.

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Wesco Aircraft Proprietary Visit www.wescoair.com 4Q16 Summary 5 Wesco Aircraft – Investor Relations $369.7 $365.6 Q4 2015 Q4 2016 Net Sales ($M) $57.3 $50.9 Q4 2015 Q4 2016 Net Cash Provided by Operating Activities ($M) Constant-currency sales increase of 2%* (FX impact $12M) Continued contract sales growth New business wins, scope expansion and renewals Further reduction in SG&A costs Free cash flow of $48M*; paid down $35M in debt Oct 2016: Refinanced debt facilities; improved credit profile * The non-GAAP financial measure “constant-currency sales” replaces “net sales excluding currency effects,” as previously presen ted by the company. The definition of “constant-currency sales” is consistent with the prior presentation. See appendix for reconciliation and information regarding non-GAAP measures.

Continued growth in contracts drove higher net sales in Q4 Ad hoc sales lower – large OEM inventory adjustments New business, scope expansion and renewals with large commercial and defense customers Contract renewal retention rate in high 90% range New wins/expansion expected to support improved sales growth in fiscal 2017 Recent renewals with defense OEM and logistics provider for chemical services Timing of new business and expansion influenced by several factors, including pace of implementation 6 Net Sales Highlights Wesco Aircraft Proprietary Visit www.wescoair.com Increasing Recognition of Value in Broad Portfolio of Products and Services Entering Fiscal 2017 with Sales Momentum and Expanding Pipeline Wesco Aircraft – Investor Relations

Refocused actions to align ordering with large customer contract demand Matured delivery management processes with suppliers Improving supplier delivery performance through increased visibility and metrics Advanced SIOP* implementation, aligning ordering practices with forecasted demand Increased number of long-term agreements with suppliers 7 Supply Chain Management Highlights Wesco Aircraft Proprietary Visit www.wescoair.com Supply Chain Management Initiatives Progressing Greater Visibility/Control of Material Receipts and Disbursements Wesco Aircraft – Investor Relations * Sales, Inventory and Operations Planning

Streamlined network showing results; improved service to customers Overall on-time delivery performance at stronger levels Site and supply consolidation delivered efficiencies and operating expense reductions Continuous Improvement streamlining logistics flow and delivery SIOP* helping drive standard work throughout network 8 Operations Highlights Wesco Aircraft Proprietary Visit www.wescoair.com Executed Operations Initiatives – Achieved Fiscal 2016 Goals More Efficient Network to Manage Increased New Business Wesco Aircraft – Investor Relations * Sales, Inventory and Operations Planning

Net sales decrease of 1.1% Negative currency impact of $12M Constant-currency sales up 2.0%* Mid-single-digit growth in contracts Similar growth in hardware and chemicals Mid-single-digit decline in ad hoc sales Wesco Aircraft Proprietary Visit www.wescoair.com 4Q16 Financial Results 9 Net Sales * See appendix for reconciliation and information regarding non-GAAP measures. $369.7 $365.6 Q4 2015 Q4 2016 Wesco Aircraft – Investor Relations ($M)

Wesco Aircraft Proprietary Visit www.wescoair.com 4Q16 Financial Results 10 Adjusted Diluted Earnings Per Share* * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percentage of net sales Adjusted Income from Operations* $28.9 $40.3 Q4 2015 Q4 2016 7.8%** 11.0%** Wesco Aircraft – Investor Relations $0.27 $0.30 Q4 2015 Q4 2016 ($M) Dollars in millions, except per share amounts Q4 2015 Q4 2016 Net sales $ 369.7 $ 365.6 Income (loss) from operations $(326.2) $ 40.3 Net income (loss) per diluted share $ (2.21) $ 0.24 Gross margin down 30 bps vs. adjusted Q4 2015 Negative FX impact of (120) bps Contract/ad-hoc sales mix +50 bps Inventory adjustments +40 bps SG&A as % of net sales down 340 bps Lower people-related costs, professional fees Favorable FX impact of $2M Operating income up 39% vs. adjusted Q4 2015*; margin up 320 bps Lower unusual or non-recurring items*, offset by transactional FX gain in Q4 2015 Adjusted EBITDA margin up 120 bps*

Wesco Aircraft Proprietary Visit www.wescoair.com 4Q16 Segments – North America 11 Net Sales Net sales decrease of 1.2% Lower ad-hoc sales Offset by contract sales growth Increased production New business and scope expansion Gross margin decline of 180 bps vs. adjusted Q4 2015* Unfavorable ad hoc vs. contract sales mix SG&A as % of net sales decrease of 280 bps Adjusted operating income up 13% Adjusted Income from Operations* $299.0 $295.5 Q4 2015 Q4 2016 $24.0 $27.0 Q4 2015 Q4 2016 8.0%** 9.2%** Wesco Aircraft – Investor Relations ($M) ($M) Dollars in million , except per share amounts Q4 2015 Q4 2016 Net sales 299.0$ 295.5$ Income (lo s) from operations (321.8)$ 27.0$ * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percentage of net sales

Wesco Aircraft Proprietary Visit www.wescoair.com 4Q16 Segments – Rest of World 12 Net Sales Adjusted Income from Operations* $70.6 $70.1 Q4 2015 Q4 2016 $4.9 $13.2 Q4 2015 Q4 2016 6.9%** 18.8%** Net sales decrease of 0.8% Negative currency impact of $12M Constant-currency up 16%* Growth in ad hoc and contract sales Increased production New business and scope expansion Gross margin increase of 610 bps vs. adjusted Q4 2015* Favorable sales volume/mix Offset by FX impact SG&A as % of net sales down 580 bps Operating income/margin significantly higher Wesco Aircraft – Investor Relations ($M) ($M) Dollars in million , except per share amounts Q4 2015 Q4 2016 Net sales 70.6$ 70.1$ Income (los ) from operations (4.3)$ 13.2$ * See appendix for reconciliation and information regarding non-GAAP measures. ** As a percentage of net sales

Wesco Aircraft Proprietary Visit www.wescoair.com Financial Summary 13 (Dollars in Millions) Sept. 30, 2016 June 30, 2016 Sept. 30, 2015 At period end: Cash and cash equivalents $77.1 $65.5 $82.9 Accounts receivable 249.2 260.6 253.3 Net inventory 713.5 714.2 701.5 Accounts payable 181.7 169.7 149.6 Total debt 841.9 876.9 952.9 Stockholders’ equity 882.9 862.9 817.6 Wesco Aircraft – Investor Relations

Wesco Aircraft Proprietary Visit www.wescoair.com Cash Flow Summary 14 (Dollars in Millions) Sept. 30, 2016 June 30, 2016 Sept. 30, 2015 Quarter ended: Net income (loss) $23.3 $24.0 $(214.0) Adjustments to reconcile to operating cash flow 25.0 12.8 229.3 Working capital change 2.6 15.0 42.0 Net cash provided by operating activities 50.9 51.8 57.3 Purchase of property and equipment (2.9) (4.0) (5.0) Free cash flow 48.0 47.8 52.4 Net income (loss) 23.3 24.0 (214.0) Free cash flow conversion 206% 199% (24%) Wesco Aircraft – Investor Relations

Transformational change largely completed; emphasis on continuous improvement Delivered improved results across the business Focus continues on improved execution in fiscal 2017 Fiscal 2017 sales outlook based on business secured in fiscal 2016 Focused on sustaining gross margins, leveraging improved cost structure Cash management aligned with improved inventory receipts and disbursements Continued emphasis on repaying debt, reducing leverage ratio 15 Bridging Fiscal 2016 into Fiscal 2017 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations Fiscal 2016 Results Provide Basis for Stronger Fiscal 2017

16 Fiscal 2017 Outlook Wesco Aircraft Proprietary Visit www.wescoair.com Net sales growth 3% – 5%* Constant-currency basis* Built on business secured in fiscal 2016 Greater sales increase in 2H17 – timing of new business implementation Adjusted diluted earnings per share** $1.15 – $1.20 Gross margin improvement from growth and cost efficiency Manage SG&A cost base; balance leverage with new business investment Free cash flow conversion** 90% – 95% Invest in inventory to support growth of business Partially offset by working capital efficiencies Other items Interest expense – continued debt paydown Capital expenditures – ongoing investment in systems and growth Effective tax rate – small shift in income mix; lower discrete items $35-40M $10-14M 28-30% Wesco Aircraft – Investor Relations * Currency rates assumed to remain at Sept. 30, 2016 levels ** Non-GAAP financial measure – see appendix for reconciliation of GAAP to non-GAAP results.

APPENDIX 17

Wesco Aircraft Proprietary Visit www.wescoair.com Non-GAAP Financial Information 18 Wesco Aircraft – Investor Relations “Adjusted Gross Profit” represents Gross Profit plus the Q4 2016 Inventory Adjustment; “Adjusted Gross Margin” represents Adjusted Gross Profit divided by Net Sales . “Adjusted Income from Operations” represents Income (Loss) from Operations plus (i) the $263.8 million goodwill impairment we took during the quarter ended September 30, 2015, and (ii) the Q4 2015 Inventory Adjustment; “Adjusted Operating Margin” represents Adjusted Income from Operations divided by Net Sales. ‘‘Adjusted EBITDA’’ represents Net Income (Loss) before: (i) income tax provision, (ii) net interest expense, (i ii) depreciation and amortization and (iv) unusual or non-recurring items; “Adjusted EBITDA Margin” represents Adjusted EBITDA divided by Net Sales. ‘‘Adjusted Net Income’’ represents Net Income (Loss) before: (i) amortization of intangible assets, (ii) amortization or write-off of deferred financing costs and original issue discount, (iii) unusual or non-recurring items and (iv) the tax effect of items (i) through (i i i) above calculated using an assumed effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income; “Adjusted Diluted EPS” represents Diluted EPS calculated using Adjusted Net Income as opposed to Net Income. “Constant-Currency Sales” represent net sales for the fiscal 2016 fourth quarter and year-to-date translated at the corresponding fiscal 2015 periodical average exchange rates. “Constant-Currency Sales Excluding Large Commercial Contract” represents net sales for the fiscal 2016 year-to-date period translated at the corresponding fiscal 2015 periodical average exchange rates, further adjusted to remove sales earned under a commercial hardware contract that ended on March 31, 2015 and sales in fiscal 2016 that were related to this contract. “Free Cash Flow” represents net cash provided by operating activities less purchases of property and equipment; “Free Cash Flow Conversion” represents Free Cash Flow divided by Net Income (Loss). Wesco Aircraft utilizes and discusses Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Income from Operations, Adjusted Operating Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract, Free Cash Flow and Free Cash Flow Conversion, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance investors’ understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as alternatives to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Income from Operations, Adjusted Operating Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract, Free Cash Flow and Free Cash Flow Conversion are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See the following slides for a reconciliation of Adjusted Gross Profit, Adjusted Gross Margin, Adjusted Income from Operations, Adjusted Operating Margin, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS, Constant-Currency Sales, Constant-Currency Sales Excluding Large Commercial Contract, Free Cash Flow and Free Cash Flow Conversion to the most directly comparable financial measures calculated and presented in accordance with GAAP. The financial results for the fourth quarter and year-end of fiscal 2016 are preliminary and are subject to completion of the company’s analysis of the adequacy of its inventory excess and obsolete reserves. As a result, these amounts may differ by up to $3 mill ion from the amounts that will be reflected in the company’s final consolidated financial statements as of and for the quarter and year ended September 30, 2016.

Non-GAAP Financial Information

Wesco Aircraft

Wesco Aircraft – Investor Relations

Wesco Aircraft Holdings, Inc.
Non-GAAP Financial Information (PRELIMINARY AND UNAUDITED)
(In thousands, except share data)

	Three Months Ended September 30,				Twelve Months Ended September 30,			
	2016		2015		2016		2015	
Nest Sales	$	365,595	$	369,654	$	1,477,366	$	1,497,615
Adjusted Gross Profit								
Gross profit	$	95,485	$	6,131	$	393,692	$	324,495
Inventory adjustment		—		91,280		—		91,280
Adjusted Gross Profit	$	95,485	$	97,411	$	393,692	$	415,775
Adjust Gross Margin		26.1%		26.4%		26.6%		27.8%
Adjusted Income (loss) from Operations								
Income (loss) from operations	$	40,251	$	(326,150)	$	158,750	$	(206,365)
Goodwill impairment		—		263,771		—		263,771
Inventory adjustment		—		91,280		—		91,280
Adjusted income from Operations	$	40,251	$	28,901	$	158,750	$	148,686
Adjusted operating margin		11.0%		7.8%		10.7%		9.9%
Adjusted Net Income (Loss)								
Net income (loss)	$	23,261	$	(213,998)	$	91,378	$	(154,744)
Goodwill impairment		—		263,771		—		263,771
Inventory adjustment		—		91,280		—		91,280
Amortization of intangible assets		3,974		3,961		15,837		15,948
Amortization of deferred financing costs		1,483		1,092		4,627		4,354
Unusual or non-recurring items (1)		2,453		5,998		6,397		13,923
Adjustments for tax effect		(1,241)		(125,639)		(7,623)		(133,961)
Adjusted Net Income	$	29,930	$	26,465	$	110,616	$	100,571
Adjusted Earnings Per Share								
Adjusted Basic Share	$	0.31	$	0.27	$	1.13	$	1.04
Adjusted Diluted	$	0.30	$	0.27	$	1.13	$	1.04
EBITDA & Adjusted EBITDA								
Net income (loss)	$	23,261	$	(213,998)	$	91,378	$	(154,744)
Provision for income taxes		7,306		(117,985)		34,212		(86,872)
Interest expense, net		9,465		9,037		36,901		37,092
Depreciation and amortization		7,137		7,911		27,980		27,726
EBITDA		47,169		(315,035)		190,471		(176,798)
Goodwill impairment		—		263,771		—		263,771
Inventory adjustment		—		91,280		—		91,280
Unusual or non-recurring items (1)		2,453		5,998		6,397		13,923
Adjusted EBITDA	$	49,622	$	46,014	$	196,868	$	192,176
Adjusted EBITDA margin		13.6%		12.4%		13.3%		12.8%

(1) Unusual and non-recurring items in the fourth quarter and year-to-date periods of fiscal 2016 consisted of integration and other related expenses of $641 and $1,852, respectively, as well as business realignment and other expenses of $1,812 and $4,545, respectively. Unusual and non-recurring items in the fourth quarter and year-to-date periods of fiscal 2015 consisted of integration and other related expenses of $1,214 and $7,713, respectively, as well as restructuring costs of $4,784 and $6,210, respectively.

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Non-GAAP Financial Information 20 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations September 30, 2016 September 30, 2015 Increase / (Decrease) Percent Change September 30, 2016 September 30, 2015 Increase / (Decrease) Percent Change Consolidated Net sales 365,595$ 369,654$ (4,059)$ -1.1% 1,477,366$ 1,497,615$ (20,249)$ -1.4% Currency effects 11,609 - 11,609 30,180 - 30,180 Constant-currency sales 377,204$ 369,654$ 7,550$ 2.0% 1,507,546$ 1,497,615$ 9,931$ 0.7% North America North America sales 295,499$ 299,009$ (3,510)$ -1.2% 1,185,315$ 1,198,201$ (12,886)$ -1.1% Rest of World Net sales $70,096 $70,645 ($549) -0.8% 292,051$ 299,414$ (7,363)$ -2.5% Currency effects 11,609 - 11,609 30,180 - 30,180 Constant-currency sales 81,705$ 70,645$ 11,060$ 15.7% 322,231$ 299,414$ 22,817$ 7.6% Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (PRELIMINARY AND UNAUDITED) (In thousands) Three Months Ended Fiscal Year Ended

Non-GAAP Financial Information

Wesco Aircraft

Wesco Aircraft – Investor Relations

Wesco Aircraft Holdings, Inc.
Non-GAAP Financial Information (PRELIMINARY AND UNAUDITED)
(In thousands)

	Three Months Ended		Fiscal Year Ended	
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Consolidated EBITDA & Adjusted EBITDA				
Net income	$ 23,261	$ (213,998)	$ 91,378	$ (154,744)
Provision for income taxes	7,306	(117,985)	34,212	(86,872)
Interest expense, net	9,465	9,037	36,901	37,092
Depreciation and amortization	7,137	7,911	27,980	27,726
EBITDA	47,169	(315,035)	190,471	(176,798)
Goodwill impairment	-	263,771	-	263,771
Inventory adjustment	-	91,280	-	91,280
Unusual or non-recurring items	2,453	5,998	6,397	13,923
Adjusted EBITDA	$ 49,622	$ 46,014	$ 196,868	$ 192,176
North America EBITDA & Adjusted EBITDA				
Net income	$ 11,907	$ (210,539)	$ 53,500	$ (164,047)
Provision for income taxes	6,237	(119,754)	26,134	(94,450)
Interest expense, net	8,511	7,895	32,584	32,912
Depreciation and amortization	6,726	6,854	24,497	23,548
EBITDA	33,381	(315,544)	136,715	(202,037)
Goodwill impairment	-	263,771	-	263,771
Inventory adjustment	-	82,085	-	82,085
Unusual or non-recurring items	2,535	3,893	6,124	11,361
Adjusted EBITDA	$ 35,916	$ 34,205	$ 142,839	$ 155,180
Rest of World EBITDA & Adjusted EBITDA				
Net income	$ 11,354	$ (3,459)	$ 37,878	$ 9,304
Provision for income taxes	1,069	1,769	8,078	7,578
Interest expense, net	954	1,142	4,317	4,180
Depreciation and amortization	411	1,057	3,483	4,178
EBITDA	13,788	509	53,756	25,239
Goodwill impairment	-	-	-	-
Inventory adjustment	-	9,195	-	9,195
Unusual or non-recurring items	(82)	2,105	273	2,561
Adjusted EBITDA	$ 13,706	$ 11,809	$ 54,029	$ 36,996

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Non-GAAP Financial Information

Wesco Aircraft

Wesco Aircraft – Investor Relations

Wesco Aircraft Holdings, Inc.
Non-GAAP Financial Information (PRELIMINARY AND UNAUDITED)
(In thousands)

	Three Months Ended		Fiscal Year Ended	
	September 30, 2016	September 30, 2015	September 30, 2016	September 30, 2015
Net Sales	$ 365,595	$ 369,653	$ 1,477,366	$ 1,497,615
Consolidated Adjusted Gross Profit				
Gross profit	$ 95,485	$ 6,131	$ 393,692	$ 324,495
Inventory adjustment	-	91,280	-	91,280
Adjusted gross profit	$ 95,485	$ 97,411	$ 393,692	$ 415,775
Adjusted gross margin	26.1%	26.4%	26.6%	27.8%
Consolidated Adjusted Income from Operations				
Income (loss) from operations	$ 40,251	$ (326,150)	$ 158,750	$ (206,365)
Goodwill impairment	-	263,771	-	263,771
Inventory adjustment	-	91,280	-	91,280
Adjusted income from operations	$ 40,251	$ 28,901	$ 158,750	$ 148,686
Adjusted operating margin	11.0%	7.8%	10.7%	9.9%
North America Net Sales	$ 295,499	$ 299,008	$ 1,185,314	$ 1,198,201
North America Adjusted Gross Profit				
Gross profit	$ 72,142	$ (3,858)	$ 303,525	$ 253,163
Inventory adjustment	-	82,085	-	82,085
Adjusted gross profit	$ 72,142	$ 78,227	$ 303,525	$ 335,248
Adjusted gross margin	24.4%	26.2%	25.6%	28.0%
North America Adjusted Income from Operations				
Income (loss) from operations	$ 27,046	$ (321,823)	$ 113,426	$ (222,719)
Goodwill impairment	-	263,771	-	263,771
Inventory adjustment	-	82,085	-	82,085
Adjusted income from operations	$ 27,046	$ 24,033	$ 113,426	$ 123,137
Adjusted operating margin	9.2%	8.0%	9.6%	10.3%
Rest of World Net Sales	$ 70,096	$ 70,645	$ 292,051	$ 299,414
Rest of World Adjusted Gross Profit				
Gross profit	$ 23,343	$ 9,989	$ 90,167	$ 71,332
Inventory adjustment	-	9,195	-	9,195
Adjusted gross profit	$ 23,343	$ 19,184	$ 90,167	$ 80,527
Adjusted gross margin	33.3%	27.2%	30.9%	26.9%
Rest of World Adjusted Income from Operations				
Income (loss) from operations	$ 13,205	$ (4,327)	$ 45,324	$ 16,354
Goodwill impairment	-	-	-	-
Inventory adjustment	-	9,195	-	9,195
Adjusted income from operations	$ 13,205	$ 4,868	$ 45,324	$ 25,549
Adjusted operating margin	18.8%	6.9%	15.5%	8.5%

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Non-GAAP Financial Information 23 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations Increase Percent 2016 2015 (Decrease) Change Free Cash Flow Net cash provided by operating activities 50,862$ 57,319$ (6,457)$ -11.3% Purchase of property and equipment (2,831) (4,964) 2,133 43.0% Free cash flow 48,031$ 52,355$ (4,324)$ -8.3% Free cash flow conversion ratio 206.5% -24.5% Increase Percent 2016 2015 (Decrease) Change Free Cash Flow Net cash provided by operating activities 117,455$ 141,172$ (23,717)$ -16.8% Purchase of property and equipment (13,992) (9,631) (4,361) -45.3% Free cash flow 103,463$ 131,541$ (28,078)$ -21.3% Free cash flow conversion ratio 113.2% -85.0% September 30, Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - Free Cash Flow (PRELIMINARY AND UNAUDITED) (Dollars in thousands) Three Months Ended September 30, Twelve Months Ended

Non-GAAP Financial Information 24 Wesco Aircraft Proprietary Visit www.wescoair.com Wesco Aircraft – Investor Relations Fiscal 2017 Outlook Diluted earnings per share $1.00 - $1.05 Amortization of intangible assets 0.15 Amortization of deferred financing costs 0.03 Unusual or non-recurring items (1) 0.04 Adjustments for tax effect (0.07) Adjusted diluted earnings per share $1.15 - $1.20 Cash flow from operations $100,000 - $114,000 Capital expenditures (10,000) - (14,000) Free cash flow $90,000 - $100,000 (1) Primarily facility network realignment costs. Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information - Fiscal 2017 Outlook (UNAUDITED) (In thousands, except share data)

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